Exhibit 10.1

                      LUNA TECHNOLOGIES INTERNATIONAL, INC.
                                61B Fawcett Road
                           Coquitlam, British Columbia
                                 Canada V3K 6V2

                                                        April 7, 2006

AJW Partners, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
New Millennium Capital Partners II, LLC
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

         Re:      LUNA TECHNOLOGIES INTERNATIONAL, INC.

Ladies and Gentlemen:

         Reference is made to the Securities Purchase Agreement (the "Purchase Agreement") dated as of December 16, 2005 by and among Luna Technologies International, Inc. and each of AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, and New Millennium Capital Partners II, LLC.

         1. The Purchase Agreement is hereby amended to delete therefrom Sections 8(g) and 8(h) of the Purchase Agreement.

         2. All other provisions of the Purchase Agreement shall remain in full force and effect.

         The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent and accomplish the purposes of this letter agreement.

                                   Very truly yours,

                                   Luna Technologies International, Inc.

                                   By: /s/ Kimberly Landry
                                       Kimberly Landry

ACCEPTED AND AGREED:

AJW PARTNERS, LLC
By:  SMS GROUP, LLC

/s/ Corey S. Ribotsky
-----------------------------------
Corey S. Ribotsky, Manager


NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: FIRST STREET MANAGER II, LLC,


/s/ Corey S. Ribotsky
-----------------------------------
Corey S. Ribotsky, Manager


AJW OFFSHORE, LTD.
By: FIRST STREET MANAGER II, LLC


/s/ Corey S. Ribotsky
-----------------------------------
Corey S. Ribotsky, Manager


AJW QUALIFIED PARTNERS, LLC
By: AJW MANAGER, LLC


/s/ Corey S. Ribotsky
-----------------------------------
Corey S. Ribotsky, Manager